EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is dated as of June 29, 2012, and is between the Lenders identified on the signature pages hereof (which Lenders constitute the Required Lenders), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), SUPREME INDUSTRIES, INC., a Delaware corporation (“Parent”), SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“Supreme Indiana”), and the Subsidiaries of Supreme Indiana identified on the signature pages hereof (such Subsidiaries, together with Supreme Indiana, “Borrowers”).

WHEREAS, the Lenders, Agent, Parent, and Borrowers entered into a Credit Agreement dated as of September 14, 2011 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and

WHEREAS, the Lenders, Agent, Parent, and Borrowers desire to amend certain terms and provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.

2.                                       Amendment. Effective as of the Amendment Effective Date, Section 5.21 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“5.21                     Inventory Reporting.  Cause Borrowers to implement a perpetual Inventory management system reasonably satisfactory to Agent as soon as practicable but not later than December 31, 2012.”

3.                                       Representations. To induce Agent and the Required Lenders to enter into this Amendment, each of Parent and each Borrower hereby represents to Agent and the Required Lenders as follows:

(1)                                 that Parent and such Borrower are duly authorized to execute and deliver this Amendment, that such Borrower is duly authorized to borrow monies under the Credit Agreement, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents;

(2)                                 that the execution and delivery of this Amendment by Parent and such Borrower and the performance by each Loan Party of its obligations under the Loan Documents do not and will not violate any material provision of law or of their respective articles of incorporation or bylaws, limited partnership agreement, or certificate of formation or operating agreement, as applicable, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;

(3)                                 that the Loan Documents (including this Amendment) are a legal, valid, and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(4)                                 that, after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date (as defined below), except to the extent that any such representation or warranty expressly relates to an earlier date;

(5)                                 that, after giving effect to this Amendment, Parent and such Borrower have complied with and are in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Section 5, Section 6, and Section 7 of the Credit Agreement; and

(6)                                 that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.                                       Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Required Lenders, Parent, and Borrowers, and acknowledged by the Guarantors (that date, the “Amendment Effective Date”).  Agent’s delivery to Supreme Indiana of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.  The Required Lenders hereby authorize and direct the Agent to execute this Amendment.

5.                                       Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York.  Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(b)                                 This Amendment binds Agent, the Lenders, Parent, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, Parent and Borrowers and the successors and assigns of Agent and each Lender.

(c)                                  Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect.  Parent and each Borrower, by execution of this Amendment, and each Guarantor, by acknowledgement of this Amendment, hereby reaffirm, assume, and bind themselves to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents, as applicable.

(d)                                 This Amendment is a Loan Document.  Parent and each Borrower acknowledge that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in drafting this Amendment constitute Lender Group Expenses.

(e)                                  The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[SIGNATURE PAGES TO FOLLOW]

The parties are signing this First Amendment to Credit Agreement as of the date stated in the introductory clause.

SUPREME INDUSTRIES, INC.,
a Delaware corporation, as Parent

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SUPREME INDIANA OPERATIONS, INC.,
a Delaware corporation, as a Borrower

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SUPREME CORPORATION OF TEXAS,
a Texas corporation, as a Borrower

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SUPREME MID-ATLANTIC CORPORATION,
a Texas corporation, as a Borrower

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SUPREME TRUCK BODIES OF CALIFORNIA, INC.,
a California corporation, as a Borrower

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender

By:	/s/ Brian Hynds
Name:	Brian Hynds
Title:	Vice President

Acknowledged and Agreed:

SUPREME NORTHWEST, L.L.C.,
a Texas limited liability company, as a Guarantor

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SC TOWER STRUCTURAL LAMINATING, INC.,
a Texas corporation, as a Guarantor

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SILVER CROWN, LLC,
a Delaware limited liability company, as a Guarantor

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO

SUPREME STB, LLC,
a California limited liability company, as a Guarantor

By:	/s/ Herbert M. Gardner
Name:	Herbert M. Gardner
Title:	Chairman of the Board, President and CEO

SUPREME\MURPHY TRUCK BODIES, INC.,
a North Carolina corporation, as a Guarantor

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	President and CEO